abrdn ETFs

(the “Trust”)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (the “Fund”)

Supplement dated March 1, 2022 to the Fund’s Summary Prospectus dated August 3, 2021, as amended to date

Name Change of the Advisor

Effective March 1, 2022, the name of the Fund’s investment advisor (the “Advisor”) has changed from “Aberdeen Standard Investments ETFs Advisors LLC” to “abrdn ETFs Advisors LLC”. Accordingly, effective immediately, all references in the Fund’s Summary Prospectus to “Aberdeen Standard Investments ETFs Advisors LLC” are replaced with “abrdn ETFs Advisors LLC”.

Please retain this Supplement for future reference.